Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of American Medical Systems Holdings, Inc. (the “Company”) on Form 10-Q for the quarterly period ended October 2, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Douglas W. Kohrs, as Chairman and Chief Executive Officer of the Company, and Carmen L. Diersen, as Executive Vice President and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2004	By:	/s/ Douglas W. Kohrs
		Name:	Douglas W. Kohrs
		Title:	Chairman and Chief Executive Officer

Date: November 12, 2004	By:	/s/ Carmen L. Diersen
		Name:	Carmen L. Diersen
		Title:	Executive Vice President and Chief Financial Officer